                                                                    EXHIBIT 99.3

                         FORM 4 JOINT FILER INFORMATION

Name:                           Steven J. Tynan

Address:                        152 Harbor Road
                                Rye,  NH 03870

Designated Filer:               Liberty Street Partners LP

Date of Event
Requiring Statement:            12/11/07

Issuer and Ticker
Symbol:                         James River Group, Inc. (JRVR)

Signature:                      /s/ Steven J. Tynan
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                                Steven J. Tynan